RS INVESTMENT TRUST

Supplement to Prospectus Dated May 1, 2006

As Revised May 19, 2006

Management of the Funds

The first two paragraphs under the heading “Management of the Funds” on page 36 of the Prospectus are replaced by the two paragraphs below:

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

On August 31, 2006, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian”), acquired approximately 65% of the ownership interest in RS Investments. The Funds entered into a new investment advisory agreement with RS Investments as of that date. Guardian’s acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds.

September 1, 2006